Exhibit 99.2

Fourth-Quarter & Full-Year 2013 Operating Results February 19, 2014

Safe Harbor Statement Statements made in this presentation about TESARO, Inc. that are not descriptions of historical facts are forward-looking statements reflecting the current beliefs and expectations of management. Forward-looking statements are sometimes identified by words such as “plan,” “may,” “will,” “expect,” and similar expressions referencing future events, conditions or circumstances. These forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including, without limitation, the various risks described in our Annual Report on Form 10-K for the year ended December 31, 2012 and our subsequent filings with the SEC. TESARO, Inc. undertakes no obligation to update or revise any forward-looking statement for any reason. Rolapitant, niraparib and TSR-011 are investigational products that have not been approved by any regulatory agency. The most frequently observed adverse events in the two completed rolapitant Phase 3 studies were balanced across treatment arms and included fatigue, alopecia and loss of appetite. Phase 1 data indicate that the most frequently observed adverse events for niraparib at a 300 milligram dose included grade 1/2 anemia, fatigue and nausea. Phase 1 data indicate that TSR-011 was well tolerated at therapeutic dose levels, and the most frequently occurring dose limiting toxicities included ECG changes and dysaethesia, both of which were reversible.

Lonnie Moulder Chief Executive Officer

2013 Accomplishments



Acquire
Develop
TESARO™
Commercialize
Phase 3 Trials of Rolapitant Initiated
First Two Pivotal Trials of Rolapitant Successfully Completed
Initial Phase 1 TSR-011 Data Presented
TSR-011 Phase 1 Trial Initiated
Rolapitant IV Clinical Program Initiated
TSR-011 IND Cleared
Rolapitant In-Licensed
TSR-011 In-Licensed
Niraparib In-Licensed
Niraparib Phase 3 Trial in Ovarian Cancer Initiated
2010
2011
2012
2013
TESARO Founded; Series A Financing Secured
Series B Financing Completed
IPO Completed
Follow-on Stock Offering Completed
Partnerships with ENGOT and BIG Announced

TESARO™

IPO: Initial Public Offering
ENGOT: European Network of Gynaecological Oncology Trials Groups
BIG: Breast International Group
IND: Investigational New Drug application

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1 2 3 4 5 6 7 Building on Progress Made in 2013: Well Positioned for Execution in 2014 Submit NDA for oral rolapitant Finalize IV rolapitant dose for advancement Execute on NOVA and BRAVO studies of niraparib Define strategy for niraparib evaluation in additional tumor types Evaluate fractionated 60mg dose of TSR-011 in ALK+ and TRK+ tumor types Present additional data for rolapitant, niraparib, TSR-011 Continue to evaluate potential business development opportunities NDA: New Drug Application IV: Intravenous

Ted English Vice President, Finance & Administration

Q4 2013 Financial Results Three Months Ended December 31, 2013 Three Months Ended December 31, 2012 Expenses: Research & Development $18,882 $15,642 General & Administrative 4,465 2,095 Acquired In-process R&D - 1,000 Total Expenses 23,347 18,737 Loss from Operations (23,347) (18,737) Interest Income 7 40 Net Loss ($23,340) ($18,697) Loss per Share ($0.72) ($0.70)

FY 2013 Financial Results Year Ended December 31, 2013 Year Ended December 31, 2012 Expenses: Research & Development $75,725 $47,200 General & Administrative 14,780 6,715 Acquired In-process R&D 1,940 8,000 Total Expenses 92,445 61,915 Loss from Operations (92,445) (61,915) Interest Income 83 152 Net Loss ($92,362) ($61,763) Loss per Share ($2.93) ($4.51)

Mary Lynne Hedley, Ph.D. President

MEC: Moderately emetogenic chemotherapy HEC: Highly emetogenic chemotherapy ASCO: American Society of Clinical Oncology Development Programs Update Phase 3 NOVA trial enrollment in line with expectations Phase 3 BRAVO trial to initiate patient treatment shortly Define strategy for niraparib evaluation in additional tumor types Niraparib Initial Phase 1 data presented at the European Cancer Congress and 15th World Conference on Lung Cancer Continuing evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Primary endpoint achieved in each of two Phase 3 trials (MEC and HEC) Enrollment nearly complete in final Phase 3 trial (HEC); data from all three trials to be presented at ASCO 2014 Oral NDA submission on track for mid-2014 Finalize IV dose Rolapitant

Rolapitant IV: Bioequivalence Program Underway to Address Largest Market Segment Initial Results of a Human Dose Ascending Study Indicate that the IV Formulation is Likely to Achieve Bioequivalence to a 200mg Oral Dose Log-Mean ± SE Rolapitant Plasma Concentration (ng/mL) 0 24 48 72 96 120 1 10 100 1,000 10,000 7 5 4 3 2 7 5 4 3 2 7 5 4 3 2 7 5 4 3 2 Time (h) REF (Oral) 200 mg IV 20 mg IV 50 mg IV 100 mg IV 150 mg IV 200 mg

Development Programs Update Phase 3 NOVA trial enrollment in line with expectations Phase 3 BRAVO trial to initiate patient treatment shortly Define strategy for niraparib evaluation in additional tumor types Niraparib Initial Phase 1 data presented at the European Cancer Congress and 15th World Conference on Lung Cancer Continuing evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Primary endpoint achieved in each of two Phase 3 trials (MEC and HEC) Enrollment nearly complete in final Phase 3 trial (HEC); data from all three trials to be presented at ASCO 2014 Oral NDA submission on track for mid-2014 Finalize IV dose Rolapitant

Evaluating Additional Tumor Types Platinum sensitivity Small Cell Lung BRCA, ATM mutations Gastric ERCC-1 mutations Non-Small Cell Lung Front-line indications Breast & Ovarian HR deficiency in 20–25% ETS gene fusions (TMPR552-ERG; 50% of prostate) Prostate

Development Programs Update Phase 3 NOVA trial enrollment line with expectations Phase 3 BRAVO trial to initiate patient treatment shortly Define strategy for niraparib evaluation in additional tumor types Niraparib Initial Phase 1 data presented at the European Cancer Congress and 15th World Conference on Lung Cancer Continuing evaluation of a fractionated 60mg dose in ALK+ and TRK+ patients TSR-011 Primary endpoint achieved in each of two Phase 3 trials (MEC and HEC) Enrollment nearly complete in final Phase 3 trial (HEC); data from all three trials to be presented at ASCO 2014 Oral NDA submission on track for mid-2014 Finalize IV dose Rolapitant

Plan to develop TSR-011 patients with NSCLC whose tumors have altered ALK or TRK proteins Enrollment ongoing for ALK+ and TRK+ patients at a fractionated 60mg dose Patient receiving 60mg BID dose had a RECIST partial response Phase 1/2 study ongoing to assess safety and anti-tumor activity Based on information from Phase 1/2, design optimal Phase 2/3 clinical trials that will be used to support future regulatory submissions TSR-011 Development Plan ALK+ ALKi Naïve NSCLC ALK+ or TRKmut, Non-NSCLC Dose Escalation NSCLC: Non-small cell lung cancer BID: Twice daily TID: Three times daily

Lonnie Moulder Chief Executive Officer

WW: Worldwide RA: Receptor antagonist Commercial Perspective Rolapitant Large U.S. market: 5 million doses; ~$1.5B annually Expanded utilization of NK-1 RAs supported by current guidelines Low price compared to anti-cancer agents Differentiated from competing products Primary detail position for TESARO Compelling product gross margin Significant market: >$3B WW for first two indications Opportunity to introduce a new product class Mechanism enables targeted patient selection, which allows for strategic R&D investments Compelling product gross margin Will leverage rolapitant commercial infrastructure at time of launch Niraparib

Commercial Organization: Hiring Targeted for Late in NDA Review Process Approximately 120 Total Headcount Opportunity for Significant Leverage: Anticipate Rolapitant P&L to Break Even at Annual Sales of ~$50-60M

TESARO is Positioned for Success

Significant Revenue Opportunities	› Rolapitant: $1.5B U.S. CINV market › Niraparib: >$3B WW initial indications
Promising Pipeline	› Rolapitant: Differentiated profile; unmet market need that can be addressed via education and adherence to existing guidelines › Niraparib: Two Phase 3 trials; Phase 1 data demonstrated high response rates among heavily pre-treated patients › TSR-011: Compelling Phase 1 data in ALKi-resistant patients
Well Capitalized	› Cash and equivalents of ~$130M as of 12/31/2013 › Net proceeds of ~$94M from February 2014 follow-on offering
Experienced Team	› Commercial, development and regulatory experience in oncology › Relationships with KOLs and national oncology networks

TESARO™

CINV: chemotherapy-induced nausea & vomiting
ALKi: ALK-inhibitor
KOL: key opinion leader

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Complete final Phase 3 trial of oral rolapitant Advance IV rolapitant clinical program Present data at ASCO, MASCC and ESMO Submit NDA for oral rolapitant to the U.S. FDA in mid-2014 Continue to advance niraparib Phase 3 NOVA and BRAVO trials Expand the niraparib clinical development program and initiate the trial in Ewing’s sarcoma Identify optimal dosing schedule for TSR-011 and continue to evaluate activity in ALK+ and TRK+ patients ASCO: American Society of Clinical Oncology MASCC: Multinational Association of Supportive Care in Cancer ESMO: European Society for Medical Oncology 2014 Key Priorities

Fourth-Quarter and Full-Year 2013 Operating Results February 19, 2014